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                                                                    EXHIBIT 23.6

                          CONSENT OF THOMAS R. WATJEN

     The undersigned hereby consents, pursuant to Rule 438 of the Securities Act of 1933, as amended, to the reference to him under the captions "SUMMARY" and "THE MERGER" in the Joint Proxy Statement/Prospectus, which is part of this Registration Statement on Form S-4 of Provident Companies, Inc.

                                          THOMAS R. WATJEN

Chattanooga, Tennessee
November 27, 1996